Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This is the First Amendment, dated May 17, 2018 (the “Amendment”), to the Employment Agreement, effective January 8, 2018 (the “Employment Agreement”), between Texas Roadhouse Management Corp. (the “Company”) and Scott M. Colosi (the “Executive”) (collectively, the “Parties”).

WHEREAS, effective as of May 17, 2018, the Executive has resigned his position as Chief Financial Officer of Texas Roadhouse, Inc., while retaining his position as President of Texas Roadhouse, Inc.;

WHEREAS, the Employment Agreement references the Executive’s employment as President and Chief Financial Officer of Texas Roadhouse, Inc; and

WHEREAS, the Parties wish to amend the Employment Agreement to eliminate all references to the Executive’s employment as Chief Financial Officer of Texas Roadhouse, Inc., while retaining all references to the Executive’s employment as President of Texas Roadhouse, Inc.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties agree as follows:

1.                                      All capitalized terms not defined herein shall have the same meaning given them in the Employment Agreement.

2.                                      The Employment Agreement is hereby amended to remove any and all references to the Executive’s employment as Chief Financial Officer of Texas Roadhouse, Inc. All references to the Executive’s employment as President of Texas Roadhouse, Inc. shall remain.

3.                                      The Parties acknowledge and agree that while Executive is employed by the Company during the Term, Executive shall be employed as the President of Texas Roadhouse, Inc., and/or such other titles as the Company may designate, and shall perform such duties and responsibilities as the Company shall assign to him from time to time, including duties and responsibilities relating to Texas Roadhouse, Inc.’s wholly-owned and partially owned subsidiaries and other affiliates.

4.                                      Except as expressly amended herein, all of the terms and conditions of the Employment Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties execute this Amendment as of May 17, 2018, to be effective on that date.

TEXAS ROADHOUSE MANAGEMENT CORP.

By:	/s/ Celia Catlett
Title:	Secretary
Date:	May 17, 2018

Scott M. Colosi

/s/ Scott M. Colosi

Date:	May 17, 2018